Provision for environmental rehabilitation	6 Months Ended
Jun. 30, 2026
Provision for environmental rehabilitation

10. Provision for environmental rehabilitation

The provision for environmental rehabilitation consists of mine closure, reclamation and retirement obligations for mine facilities and infrastructure. The Company has recorded the following provision for environmental rehabilitation.

	June 30, 2026	December 31, 2025
	$	$
Opening	669,689	14,155,881
Unwinding discount	13,953	402,875
Change in estimate	—	222,159
Disposal of Mineral Ridge (Note 5)	—	(14,111,226)
Ending	683,642	669,689

Current	—	—
Non-current	683,642	669,689
Ending	683,642	669,689

The total undiscounted amount of estimated cash flows required to settle the provision for environmental rehabilitation at Mineral Ridge is approximately $14,783,848. As of August 25, 2025, the environmental rehabilitation obligation of $14,111,226 was discharged with the sales of Mineral Ridge (Note 5).

The total undiscounted amount of estimated cash flows required to settle the provisions for environmental rehabilitation at Goldwedge is approximately $890,126 (December 31, 2025 – $890,126). The present value of the obligation was determined using a weighted average discount rate of 4.4% (December 31, 2025 – 4.4%) and an average inflation rate of 2.0% (December 31, 2025 – 2.0%). The settlement of the obligations is estimated to occur through to 2033. All environmental rehabilitation obligations are intended to be funded from cash balances at the time of the rehabilitation and from reclamation bonds once related rehabilitation work has been approved by the relevant authorities and related funds returned to the Company (Note 6).